UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 4, 2010

LIBERTY GLOBAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-51360	20-2197030
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

12300 Liberty Boulevard, Englewood, Colorado 80112

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (303) 220-6600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

UPC Broadband Holding B.V. (UPC Broadband Holding) is an indirect subsidiary of Liberty Global, Inc.  On May 4, 2010, UPC Broadband Holding entered into a new additional facility accession agreement (the Additional Facility X Accession Agreement) under UPC Broadband Holding’s senior secured bank facility (as amended, the UPC Broadband Holding Bank Facility).  Pursuant to the Additional Facility X Accession Agreement, certain Facility N lenders under the UPC Broadband Holding Bank Facility (the Rolling N Lenders) agreed to roll their existing Facility N commitments into a new term loan facility (Facility X) in an aggregate principal amount of $1,042.8 million. The Rolling N lenders will novate their existing Facility N commitments to UPC Broadband Operations B.V. (UPC Broadband Operations), a direct subsidiary of UPC Broadband Holding, and will enter into the new Facility X.  UPC Broadband Operations, the initial lender under Facility X, will novate its Facility X commitment to the Rolling N Lenders. The final maturity date for Facility X will be the earlier of (i) December 31, 2017 and (ii) October 17, 2013, the date falling 90 days prior to the date on which UPC Holding’s Senior Notes due 2014 fall due, if on such date, such Senior Notes are outstanding in an aggregate principal amount of €250.0 million ($331.0 million) or more. Facility X will bear interest at (i) LIBOR plus 1.75% per annum from 4 May, 2010 up to and including June 30, 2010 and (ii) LIBOR plus 3.50% per annum after June 30, 2010. The completion of the above transactions is subject to the execution of the applicable novation certificates by the relevant parties.

Item 9.01. Financial Statements and Exhibits.

Exhibits.

Exhibit No.	Name

4.1

Additional Facility X Accession Agreement, dated May 4, 2010, among UPC Financing Partnership (UPC Financing) as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility X Lender, under the UPC Broadband Holding Bank Facility.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2010

LIBERTY GLOBAL, INC.

By:	/s/ Randy L. Lazzell
Name:	Randy L. Lazzell
Title:	Vice President

Exhibit Index

Exhibit No.	Name

4.1

Additional Facility X Accession Agreement, dated May 4, 2010, among UPC Financing Partnership (UPC Financing) as Borrower, UPC Broadband Holding, Toronto Dominion (Texas) LLC as Facility Agent and TD Bank Europe Limited as Security Agent, and UPC Broadband Operations as Additional Facility X Lender, under the UPC Broadband Holding Bank Facility.